Supplement dated November 27, 2012

to the Prospectus for Principal Variable Contracts Funds, Inc.

dated April 30, 2012

(as supplemented on June 15, 2012, September 14, 2012 and November 13, 2012)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

Account SUMMARIES

International Emerging Markets Account

On or about December 6, 2012, under the Sub-Advisor(s) and Portfolio Manager(s) heading, add the following:

•         Mohammed Zaidi (since 2012), Portfolio Manager

MANAGEMENT OF THE FUNDS

The Sub-Advisors

On or about December 6, 2012, under the Principal Global Investors, LLC (“PGI”) heading, add the following:

Mohammed Zaidi returned to PGI in 2012, where he formerly worked from 2001 to 2006. As a co-employee of PGI and Principal Global Investors (Singapore) Limited, Mr. Zaidi manages Principal Fund assets as an employee of PGI.  Previously, he was with Martin Currie Investment Management and Scottish Widows Investment Partnership. He earned a bachelor’s degree in Economics from the Wharton School of University of Pennsylvania and an M.B.A. from Massachusetts Institute of Technology, Sloan School of Management.